Putnam
California
Investment Grade
Municipal Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

While Californians undoubtedly will feel the financial effects of recent events in the state's electric power industry for some time to come, those who are also shareholders in Putnam California Investment Grade Municipal Trust can take some measure of comfort in the fact that the fund's results have not been unduly affected by the crisis.

The major effect of the situation seems to have been an erosion of the premium that the state's securities had commanded in the municipal bond market in recent years by virtue of the state's dynamic economy.

As you will see in the following report, Fund Manager Richard Wyke has already made some moves to position the fund for what he believes will be future advantage as the state works its way out of the current troubles. Rick also provides an in-depth discussion of the fund's performance during fiscal 2001 in the wake of recent events and takes an optimistic but cautious view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

When Putnam California Investment Grade Municipal Trust began its fiscal year in May 2000, the state was in its best economic shape in decades. California's tax-exempt securities continued to trade at high prices relative to other states' bonds for most of the first half of fiscal 2001, reflecting strong demand from investors who were taking gains on the equity market and investing the proceeds in high-quality municipal bonds.

Total return for 12 months ended 4/30/01

                 NAV            Market price
-----------------------------------------------------------------------
               10.22%              9.75%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* RECENT STRATEGIES FOCUSED ON LONGER-MATURITY BONDS

Near the midpoint of the fund's fiscal year, the premium on California bonds relative to those of other states began to erode. Concerns over the state's power crisis mounted and earnings disappointments from some leading technology companies domiciled in the state reduced investors' confidence in the state's fiscal strength. As a result, California bonds are now selling at more competitive price levels than we have seen for many years. Although the rapid pace of change has been challenging, our experience has shown that difficult periods often produce attractive opportunities for investors and over this period we have been working to take advantage of the best of these possibilities.

Despite the whirlwind of activity that has surrounded it, trading activity within this fund during the past year has been low, reflecting a relatively light supply of California bonds during much of the period. As some high-coupon bonds that had been in the portfolio for a long time were called, we used the proceeds to invest in some lower-quality bonds. Recently, we also targeted bonds with longer maturities in order to take advantage of unusually wide yield spreads (the degree of yield advantage offered by longer-term and lower quality bonds over shorter-term and higher quality bonds). Long-term bonds generally offer higher yields than short-term bonds, but they are also more sensitive to price changes.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                 22.1%

Water and sewer             13.7%

Utilities                   13.0%

Education                   12.4%

Housing                      8.6%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


The fund started its fiscal year with an average effective maturity of 16 years. Because of the uncertain market environment, we trimmed maturities during most of the year, considering protection of the fund's net asset value more important than increasing its risk exposure by seeking higher yields. By the end of April 2001, the pendulum had swung the other way; market conditions had calmed somewhat and we believed the yield benefits offered by longer-term bonds were enough to compensate for the added risk.

Although we began shifting assets to the longest end of the maturity spectrum well before the end of the fiscal year, the fund's average maturity as of the fiscal year's end was just under 14 years. If, as we expect, the downtrend in short-term interest rates is sustained and ultimately spreads to long-term rates, we will continue to lengthen maturities.

* LOWER-RATED BONDS ALSO OFFERED OPPORTUNITY

The Federal Reserve Board's current bias toward easing interest rates also gives us confidence that economic conditions may turn favorable in the next 6 to 12 months. Issuers of lower-rated bonds, whose fragile finances cause them to face the highest borrowing costs, should benefit the most in such a scenario. In addition, although quality spreads have been narrowing recently, they are still unusually wide by historical standards, and the combination of wide spreads and lower interest rates makes us believe this may be a good time to lock in higher yields at attractive prices.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 57.4%

Aa/AA -- 8.5%

A -- 10.7%

Baa/BBB -- 21.8%

Ba/BB -- 1.6%

Footnote reads:
*As a percentage of market value as of 4/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"California yields, previously the richest in the country, have risen considerably, boosting the value in-state retail investors gain from owning California debt. Brian Bellucci, an analyst with Municipal Market Data in Boston, pointed out that California debt is currently trading at the same rate as national paper."

-- Reuters, April 3, 2001

Consequently, although your fund's emphasis will always be on investment-grade bonds, we have been alert for opportunities to invest in a greater number of bonds in the low end (BBB/Baa) of the investment-grade spectrum. While the fund's average quality stayed constant at AA throughout the past 12 months, we increased the weighting in lower-rated bonds from 21.5% of assets at the beginning of the year to 23.4% as of the fiscal year's end on April 30, 2001. Bear in mind that Putnam's credit research team performs its own rating on every bond in the portfolio, an evaluation that supplements the ratings assigned by the rating services and gives us the additional data we need to proceed with confidence.

The Fed's actions also caused significant steepening in the municipal bond yield curve, which proved to be a positive for your fund's leveraging strategy. Leveraging involves issuing preferred shares that pay dividends at prevailing short-term rates and then selling these shares to corporate and institutional investors. The resulting proceeds are then invested in longer-term bonds with higher yields to augment the flow of income to holders of the fund's common shares. The difference between the dividends paid to the holders of the preferred shares and the income earned by the fund from its longer-term investments increased significantly when short-term interest rates fell following the Fed's easing.

Two California Statewide Community Development Authority revenue bonds for United Airlines are good examples of our search for appropriate high-yielding tax-exempt securities. Both have coupons of 5.70% and are rated Baa3. One, maturing in 2033, was already in the portfolio; the other, maturing in 2034, was acquired during fiscal 2001.

United Airlines has had some operational problems and the company's earnings were off last year. The bonds' lower rating also reflects troubles facing the airline industry in general, which has begun to see some decline in passenger demand, particularly in business class, as well as higher operating costs from escalating fuel prices. However, this airline has more than $1 billion in cash, a strong balance sheet, and a signed agreement to acquire U.S. Airways. If the Justice Department approves the merger this summer, United Airlines will gain market share.

* FUTURE OF CALIFORNIA'S RATING REMAINS IN QUESTION

Although the California economy is threatened by an energy crisis and the slump in the technology markets, employment in the state remains stronger than expected, as it has for the nation as a whole. Unemployment in California reached 4.7% in March, compared with 4.3% for the U.S. economy as a whole. While the state's leadership clearly is not as strong as it once was, waning investor confidence about the local economy has reduced demand for California bonds and they are now trading at low levels by historical standards. We believe this may present an opportunity for acquisitions.

Our decision to lock into higher-yielding lower rated bonds early in the year hurt performance in the latter part of calendar 2000, but it benefited the fund during the first four months of calendar 2001 as declining interest rates stimulated demand for higher-yielding bonds. While the strength of the rally to date has been impressive, we still believe it is in the early stages of a longer-term upward cycle.

* MUNI BONDS -- AND FUNDS THAT INVEST IN THEM -- ENJOY RENEWED POPULARITY

A fundamental change in investors' perception of the value of fixed-income investments has occurred as a result of the equity market's volatility in the past year. Not only are investors making greater use of fixed-income securities, they are starting to take greater advantage of mutual funds, including closed-end funds.

Investors began to buy individual municipal bonds in the 5- to 10-year range last year, and momentum built as stock prices failed to pull out of their slide. When the Fed began its series of interest rate cuts and bond yields began to decline, investor interest turned to mutual funds that invest in municipal bonds. Funds generally invest in longer-maturity issues, which offer higher yields. These bonds also provide greater liquidity and diversification than most individuals can achieve on their own. Closed-end funds like this one are also gaining in popularity because they trade in public markets like shares of stock and because the discounts these funds offer frequently make them more attractive.

* FAVORABLE ENVIRONMENT FOR BONDS SHOULD CONTINUE

At the beginning of January, we disagreed with the general perception that a recession was likely, if not a sure thing. In fact, economic growth in the first quarter of 2001 came in at an annual rate of 1.3%. For the next 12 months, our forecast is for continued growth at an overall annual pace of 2% to 3%. This slow to moderate growth, in combination with low inflation, should provide a favorable backdrop for fixed-income markets as a whole.

We also believe the fund is well positioned to withstand the current power crisis and the economic slowdown. Most of the bonds in its portfolio are high in quality and the fund is diversified across regions and sectors, with only a minimal exposure to California general obligation bonds, which would be hard hit if the state's credit rating is downgraded. Historically, when credit spreads have been wide and interest rates on the decline, the municipal market has provided solid performance, and we believe fiscal 2001 will be another commendable year for the fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we may share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and state income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                                               Lehman Brothers
                                    Market        Municipal      Consumer
                       NAV          price        Bond Index     price index
-------------------------------------------------------------------------------
1 year               10.22%          9.75%         10.38%          3.21%
-------------------------------------------------------------------------------
5 years              36.27          30.51          36.35          13.19
Annual average        6.38           5.47           6.40           2.51
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)     80.13          59.30          69.76          24.51
Annual average        7.24           5.69           6.49           2.64
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                                                         NAV     Market price
-------------------------------------------------------------------------------
1 year                                                 11.23%       17.28%
-------------------------------------------------------------------------------
5 years                                                38.33        30.08
Annual average                                          6.71         5.40
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                                       83.63        60.68
Annual average                                          7.56         5.85
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                       12
-------------------------------------------------------------------------------
Income                                                    $0.8629
-------------------------------------------------------------------------------
Capital gains 1                                              --
-------------------------------------------------------------------------------
  Total                                                   $0.8629
-------------------------------------------------------------------------------
Preferred shares                                    Series A (320 Shares)
-------------------------------------------------------------------------------
Income                                                  $1,804.65
-------------------------------------------------------------------------------
  Total                                                 $1,804.65
-------------------------------------------------------------------------------
Share value (common shares)                          NAV        Market price
-------------------------------------------------------------------------------
4/30/00                                            $14.14        $13.438
-------------------------------------------------------------------------------
4/30/01                                             14.69         13.900
-------------------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                              5.64%          5.96%
-------------------------------------------------------------------------------
Taxable equivalent 3                                10.30          10.88
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
California Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Investment Grade Municipal Trust (the "fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 6, 2001



THE FUND'S PORTFOLIO
April 30, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (99.0%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP
$         2,000,000 (American Baptist Homes), Ser. A, 6.2s, 10/1/27                       BBB         $   1,735,000
          1,000,000 (Odd Fellows Home), 6s, 8/15/24                                       A+              1,056,250
          2,000,000 Alameda, Recreational Fac. Imps. COP, MBIA,
                    5 3/4s, 12/1/21                                                       Aaa             2,115,000
          4,200,000 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.), Ser. C, FSA, 6s, 9/1/16                                Aaa             4,662,000
          3,000,000 Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
                    Med. Ctr.), Ser. A, 6.55s, 12/1/22                                    A2              3,206,250
          2,600,000 CA Edl. Fac. Fin. Auth. Rev. Bonds
                    (U. of San Francisco), 6.4s, 10/1/17                                  Aaa             2,762,500
                    CA Hlth. Fac. Auth. Rev. Bonds
          1,500,000 (Sinai Med. Ctr.), Ser. A, 6 1/4s, 12/1/34                            A3              1,565,625
          1,600,000 (Sutter Health), Ser. A, 5 3/8s, 8/15/30                              Aaa             1,580,000
          2,065,000 CA Hsg. Fin. Agcy. Rev. Bonds (Multi-Fam. Hsg. III),
                    Ser. B, MBIA, 5 1/2s, 8/1/39                                          Aaa             1,997,886
          2,000,000 CA State Dept. Wtr. Resources IFB
                    (Central Valley), 10.122s, 12/1/12
                    (acquired 11/27/92, cost $2,198,104) (RES)                            AA              2,915,000
          2,000,000 CA State G.O. Bonds, 5 3/4s, 12/1/29                                  Aa2             2,060,000
          2,000,000 CA State Pub. Wks. Board Lease Rev. Bonds
                    (Dept. of Corrections Monterey Cnty. Soledad),
                    Ser. A, 7s, 11/1/19                                                   Aaa             2,257,500
                    CA Statewide Cmnty. Dev. Auth Rev. Bonds
          1,000,000 (United Airlines, Inc.), Ser. A, 5.7s, 10/1/33                        Baa3              901,250
          1,000,000 (United Airlines, Inc.), Ser. A, 5.7s, 10/1/34                        Baa3            1,020,000
          1,500,000 (United Airlines, Inc.), 5 5/8s, 10/1/34                              Baa3            1,327,500
          1,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,125,000
                    Central CA Joint Pwr. Hlth. Fin. Auth. COP
          1,000,000 (Cnty. Hosp. Central CA), 6s, 2/1/30                                  A-              1,027,500
          1,000,000 (Cmnty. Hospitals of Central CA), 6s, 2/1/20                          A-              1,031,250
          1,750,000 Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                    BBB-            1,575,000
          1,500,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31                                   BBB             1,301,250
          1,500,000 Foothill/Eastern Corridor Agcy. CA Toll Road
                    Rev. Bonds, 5 3/4s, 1/15/40                                           BBB-            1,460,625
          1,000,000 Irvine Ranch, Wtr. Dist. VRDN, 4.3s, 10/1/05                          A-1+            1,000,000
          2,250,000 Los Angeles Dept. Wtr. & Pwr. Rev. Bonds,
                    Ser. A, 5 1/8s, 7/1/41                                                AA              2,098,125
          3,120,000 Los Angeles, Multi-Fam. Rev. Bonds (Mission
                    Plaza Apts.), Ser. A, GNMA Coll., 7.8s, 1/20/35                       AAA             3,424,200
          1,000,000 Metropolitan Wtr. Dist. Rev. Bonds (Southern
                    CA Waterworks), Ser. B, MBIA, 4 3/4s, 7/1/21                          Aaa               922,500
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA
          2,830,000 9.243s, 8/1/25                                                        Aaa             3,042,250
          2,370,000 9.243s, 8/1/25                                                        Aaa             2,663,288
          1,000,000 Orange Cnty., Pub. Fin. Auth. Waste Mgt. Syst.
                    Rev. Bonds, AMBAC, 5 3/4s, 12/1/10                                    Aaa             1,080,000
          3,250,000 Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC,
                    9.574s, 8/17/21                                                       Aaa             3,455,660
          5,000,000 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
                    FGIC, 6.3s, 8/15/18                                                   Aaa             5,187,500
          4,750,000 Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                    (VMC. Fac. Replacement), Ser. A, AMBAC,
                    6 7/8s, 11/15/14 (SEG)                                                Aaa             5,349,688
            750,000 Tustin, CA Unified School Dist. Cfd. (Cmnty.
                    Facs. Dist. No. 97-1), 6 1/4s, 9/1/21                                 BBB+/P            751,875
          3,000,000 U. of CA Hosp. Rev. Bonds (U. of CA, Med. Ctr.),
                    AMBAC, 5 3/4s, 7/1/15                                                 Aaa             3,165,000
          5,000,000 Vallejo, COP (Marine World Foundation), 7s,
                    2/1/17                                                                BBB-/P          5,137,500
          3,345,000 Victor, Elementry School Dist. COP
                    (School Construction Refinancing), MBIA,
                    6.45s, 5/1/18                                                         Aaa             3,876,019
                    West Contra Costa U. School Dist. COP
          1,860,000 7 1/8s, 1/1/24                                                        BBB+            1,962,300
            970,000 6 7/8s, 1/1/09                                                        BBB+            1,046,388
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $78,574,229) (b)                                          $  82,844,679
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $83,672,222.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $78,574,229, resulting in gross unrealized appreciation and depreciation of $5,655,977 and $1,385,527, respectively, or net unrealized appreciation of $4,270,450.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2001 was $2,915,000 or 3.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at April 30, 2001.

      The fund had the following industry group concentrations greater than 10% at April 30, 2001
      (as a percentage of net assets):

          Health care             22.1%
          Water and sewer         13.7
          Utilities               13.0
          Education               12.4

      The fund had the following insurance concentrations greater than 10% at April 30, 2001 (as a percentage of net assets):

          MBIA                    17.5%
          AMBAC                   15.6

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001
                                     Aggregate Face  Expiration    Unrealized
                       Total Value        Value         Date      Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)                  $7,572,656     $7,696,072      June-01      $(123,416)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $78,574,229) (Note 1)                                          $82,844,679
-------------------------------------------------------------------------------------------
Cash                                                                                 76,238
-------------------------------------------------------------------------------------------
Interest receivable                                                               1,267,463
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             11,719
-------------------------------------------------------------------------------------------
Total assets                                                                     84,200,099

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               317,860
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        144,387
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            9,676
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,931
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,298
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               41,725
-------------------------------------------------------------------------------------------
Total liabilities                                                                   527,877
-------------------------------------------------------------------------------------------
Net assets                                                                      $83,672,222

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (320 shares issued and
outstanding at $50,000 per share) (Note 4)                                      $16,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)          64,109,309
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         57,842
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                               (641,963)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        4,147,034
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $83,672,222

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $16,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                        5,260
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preferen     $16,005,260
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $67,666,962
-------------------------------------------------------------------------------------------
Net asset value per common share ($67,666,962 divided by 4,607,092 shares)           $14.69
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2001
Tax exempt interest income:                                                      $5,211,088
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    586,421
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       72,505
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     9,354
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,842
-------------------------------------------------------------------------------------------
Auditing                                                                             51,619
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               48,444
-------------------------------------------------------------------------------------------
Other                                                                                54,586
-------------------------------------------------------------------------------------------
Total expenses                                                                      826,771
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (25,809)
-------------------------------------------------------------------------------------------
Net expenses                                                                        800,962
-------------------------------------------------------------------------------------------
Net investment income                                                             4,410,126
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (166,984)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     392,357
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                 2,423,558
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,648,931
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $7,059,057
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended April 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 4,410,126      $ 4,442,138
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   225,373         (631,887)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               2,423,558       (5,385,758)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         7,059,057       (1,575,507)

Distributions to remarketed preferred
shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                               (577,488)        (603,132)
--------------------------------------------------------------------------------------------------
From net realized gains on investments                                         --           (3,619)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $5,260 and
$5,260, respectively)                                                   6,481,569       (2,182,258)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (3,975,400)      (4,007,772)
--------------------------------------------------------------------------------------------------
From net realized gains                                                        --          (25,800)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 2,506,169       (6,215,830)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      81,166,053       87,381,883
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $57,842 and $200,458, respectively)                         $83,672,222      $81,166,053
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                  4,607,092        4,607,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                     320              320
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended April 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
period  (common shares)               $14.14       $15.49       $15.37       $14.80       $14.55
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .96          .96          .98         1.01         1.06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .58        (1.30)         .18          .61          .24
-----------------------------------------------------------------------------------------------------
Total from investment operations        1.54         (.34)        1.16         1.62         1.30
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net investment income
-----------------------------------------------------------------------------------------------------
To preferred shareholders               (.13)        (.13)        (.11)        (.12)        (.12)
-----------------------------------------------------------------------------------------------------
To common shareholders                  (.86)        (.87)        (.87)        (.85)        (.91)
-----------------------------------------------------------------------------------------------------
From net realized gain on investments
-----------------------------------------------------------------------------------------------------
To preferred shareholders                 --           --(e)      (.01)        (.01)          --(e)
-----------------------------------------------------------------------------------------------------
To common shareholders                    --         (.01)        (.05)        (.07)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.99)       (1.01)       (1.04)       (1.05)       (1.05)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $14.69       $14.14       $15.49       $15.37       $14.80
-----------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                       $13.90       $13.44       $15.56       $15.25       $15.00
-----------------------------------------------------------------------------------------------------
Total return at  market
value (common shares)(%)(b)             9.75        (8.02)        8.11         7.71        11.02
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $83,672      $81,166      $87,382      $86,818      $84,205
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.22         1.21         1.22         1.19         1.23
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            5.67         5.72         5.52         5.80         6.28
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            13.65        17.48        13.87        25.26        35.98
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Distributions amounted to less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
April 30, 2001

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At April 30, 2001, the fund had a capital loss carryover of approximately $398,000 available to offset future capital gains, if any, which will expire on April 30, 2008.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2001 was 3.45%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2001, the fund reclassified $146 to increase undistributed net investment income and $663 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $517. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2001, the fund's expenses were reduced by $25,809 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $426 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,859,160 and $11,211,595, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


AMENDMENT TO BYLAWS
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty (30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam California Investment Grade Municipal Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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